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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 19, 1996

                               THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      1-13664                     94-3199675
(State of Incorporation)     (Commission file number)        (I.R.S. Employer)
 identification No.)


        601 Montgomery Street, San Francisco, California        94111
        (Address of principal executive offices)              (Zip Code)

                                 (415) 788-7878
               (Registrant's Telephone Number including Area Code)



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         (Former name or former address, if changed since last report)
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Item 5.       Other Events

         The registrant is filing herewith the document listed in Item 7 below, in connection with the sale by the registrant of $100,000,000 aggregate principal amount of 6-3/4% Notes Due November 15, 2006.

Item 7.       Exhibits

4.1 Indenture, dated as of November 19, 1996, between the registrant and The Bank of New York, as Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       The PMI Group, Inc.
                                       (Registrant)


                                       By:    /S/ Victor J. Bacigalupi
                                           ------------------------------------
                                           Victor J. Bacigalupi,
                                           Senior Vice President,
                                           General Counsel and Secretary

November 25, 1996